UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) June 20, 2016
AXALTA COATING SYSTEMS LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36733	98-1073028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Commerce Square, 2001 Market Street, Suite 3600, Philadelphia, Pennsylvania 19103
(Address of principal executive offices)    (Zip Code)

(855) 547-1461
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

________________________________________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 20, 2016, the Board of Directors (the “Board”) of Axalta Coating Systems Ltd. (“Axalta”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board, appointed Mark Garrett to the Board as a Class III director, with a term expiring at Axalta’s 2017 annual general meeting. Mr. Garrett was appointed to fill the Board seat vacated by Orlando A. Bustos, who resigned from the Board effective June 20, 2016 in accordance with the terms of the Company’s Principal Stockholders Agreement following the sale by investment funds affiliated with The Carlyle Group (“Carlyle”) of 25,000,000 common shares of Axalta in May 2016 and the resulting decline in Carlyle’s ownership of Axalta.
Mr. Garrett has been appointed to the Audit Committee of the Board effective as of June 20, 2016. Prior to his appointment, the Board concluded that Mr. Garrett satisfies all of the applicable independence requirements of Axalta, the New York Stock Exchange and the Securities and Exchange Commission. Mr. Garrett currently serves as Chairman of the Executive Committee and Chief Executive of Borealis Group AG.
Upon his appointment to the Board, Mr. Garrett became entitled to receive the annual cash stipend for non-employee directors in the amount of $75,000, payable quarterly in arrears. Mr. Garrett was also granted Restricted Stock Units (“RSUs”) under the Axalta Coating Systems Ltd. 2014 Incentive Award Plan with a grant date fair value of approximately $200,000. The RSUs will vest ratably over three years on the first, second and third anniversary of the grant date.
Item 7.01. Regulation FD Disclosure.
On June 20, 2016, Axalta issued a press release announcing the appointment of Mr. Garrett to the Board. The press release is furnished as Exhibit 99.1 to this Item 7.01. The information furnished with this Current Report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Item 9.01. Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated June 20, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXALTA COATING SYSTEMS LTD.

Date:	June 20, 2016	By:	/s/ Michael F. Finn
Michael F. Finn
Senior Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 20, 2016